                       FIRST AMENDMENT TO LETTER LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LETTER LOAN AGREEMENT (this "First Amendment") is made and entered into as of the 10th day of October, 1997, by and between TEXSTAR PETROLEUM, INC., a Texas corporation(the "Borrower"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

     WHEREAS, the Borrower and the Lender entered into that certain letter loan agreement dated July 17, 1997 (the "Loan Agreement");

     WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Section 1(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (a) NOTE: Borrower's obligation to repay the Credit Facility shall be evidenced by its execution of a Promissory Note (the "Revolving Note") of even date with the First Amendment, payable to the order of Lender, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), and in the form attached as Exhibit "A" to the First Amendment.

     2. Section 1(d)of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (d)  TERM: Through November 30, 1998 (the "Maturity Date").

     3. Section 5(d)of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (d) SECURITY. The Revolving Note and the other indebtedness hereunder shall be secured by (i) a first and prior lien on the oil and gas properties of Borrower included in the determination of the Borrowing Base (collectively, the "Mortgaged Property") and (ii) a second lien on all oil and gas properties acquired by Borrower with the proceeds of a loan (the "EnCap Loan") in an amount of up to $12,000,000.00 from EnCap Energy Capital Fund III, L.P. ("EnCap") pursuant to a Credit Agreement dated of even date with the First
     Amendment between EnCap and Borrower (the "EnCap Credit Agreement"), and the Promissory Note of Borrower issued thereunder (the "EnCap
     Note") including, without limitation, the oil and gas properties acquired by Borrower from Bean Industries, Inc. ("Seller") pursuant to that certain Assignment and Bill of Sale of even date with the First Amendment executed by Seller to Borrower, other than (A) the interest in such properties conveyed by Borrower to EnCap and certain other parties pursuant to a Conveyance of Net Profits Overriding Royalty Interest (the "Net Profits Conveyance") of even date with the First Amendment and (B) a similar net profits interest in any other oil and gas properties acquired by Borrower with the proceeds of the EnCap Loan, conveyed by Borrower to EnCap and/or certain of its affiliates.

     4. The Lender hereby consents to the following actions being taken concurrently herewith by the Borrower: (a) The acquisition by Borrower from Seller of an additional working interest in the Oakvale Dome Prospect, Jefferson Davis County, Mississippi, pursuant to the terms of that certain Purchase and Sale Agreement of even date with the First Amendment, by and between Borrower and Seller, and that certain Assignment and Bill of Sale of even date with the First Amendment executed by Seller to Borrower, (b) the assignment by Borrower to EnCap and certain other parties of a net profits interest in the Oakvale Dome Prospect interests acquired by Borrower from Seller pursuant to the Net Profits Conveyance,(c) the incurrence by Borrower of up to $12,000,000.00 in indebtedness to EnCap pursuant to the EnCap Credit Agreement and the EnCap Note, (d) the granting of a first priority mortgage by Borrower to EnCap against the Oakvale Dome Prospect interests acquired by Borrower from Seller and (e) the granting of a second lien mortgage by Borrower to EnCap against the Mortgaged Property. The Lender hereby waives any default or event of default under Section 6(e) or 6(f) of the Loan Agreement to the extent the same is violated as a result of the actions of Borrower consented to by Lender pursuant to this Section 4. In addition, the Lender hereby waives any default or event of default under Section 7(c) of the Loan Agreement, relating to the maximum Debt to Worth Ratio of the Borrower, to the extent the same is violated as a result of the incurrence of the indebtedness of Borrower to EnCap described in this Section 4. The actions consented to herein by Lender, and the waivers of defaults and events of defaults set forth herein by Lender, are limited specifically to the actions, defaults and events of default described in this Section 4, and shall not be construed to constitute a consent to or waiver of any further action, default or event of default that may currently exist or subsequently arise pursuant to the Loan Agreement.

     5. The Borrower hereby covenants and agrees with the Lender that, simultaneously with the acquisition of any additional oil and gas properties (or additional interest in oil and gas properties) acquired by Borrower with the proceeds of the EnCap Loan, Borrower shall grant to Lender a Mortgage, Deed of Trust, Security Agreement, Assignment of Production and Financing Statement, in form and substance satisfactory to Lender, covering such oil and gas properties or interests therein, subject only to a first lien against such properties or interests in favor of EnCap. In addition, Borrower agrees to deliver such title and other documentation relating to such properties as may be requested by Lender. Borrower further agrees to give Lender at least fifteen (15) days prior written notice of its intention to acquire any such properties or interest which would be subject to the obligations contained in this Section 5.

     6. The closing of the transactions contemplated by this First Amendment is subject to the satisfaction of the following conditions:

          (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

          (b) The Lender shall have received fully executed copies of (i) this First Amendment, (ii) the Revolving Note, (iii) a Second Lien Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, covering the Oakvale Dome Prospect interests acquired by Borrower from Seller (but subject to the Net Profits Conveyance), (iv) an Intercreditor Agreement relating to the indebtedness of Borrower to EnCap, and (v) a Notice of Final Agreement;

          (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of Borrower, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance of this First Amendment and all documents, instruments and certificates referred to herein; and

          (d) The Lender shall have received a certificate of the Secretary of Borrower, setting forth the names of the officers of the Borrower authorized to execute and deliver this First Amendment and all documents, instruments and certificates referred to herein, together with the true signatures of such officers.

     7. The Borrower hereby reaffirms each of the representations, warranties, covenants and agreements of the Borrower set forth in the Loan Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

     8. The Borrower hereby agrees that its liability under any and all documents and instruments executed by the Borrower as security for the Credit Facility (including, without limitation all mortgages, deeds of trust, collateral assignments, assignments of production, security agreements and financing statements executed by the Borrower for the benefit of the Lender) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this First Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Borrower in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Borrower in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby.

     9. Each of the terms defined in the Loan Agreement is used in this First Amendment with the same meaning, except as otherwise indicated in this First Amendment. Each of the terms defined in this First Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

     10. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     11. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the day and year first above written.


                              TEXSTAR PETROLEUM, INC.



                              By: /s/ Prentis B. Tomlinson, Jr.
                                 ------------------------------------
                                 Name: Prentis B. Tomlinson, Jr.
                                      -------------------------------
                                 Title: Chairman
                                       ------------------------------

                              BANK ONE, TEXAS, N.A.



                              By: /s/ Gary L. Stone
                                 ------------------------------------
                                 Name: Gary L. Stone
                                      -------------------------------
                                 Title: Senior Vice President
                                       ------------------------------

     The undersigned Guarantors join in the execution of this First Amendment to evidence that they hereby agree and consent to all of the matters contained in this First Amendment and further agree that (i) their liability under those certain Guaranty Agreements dated July 17, 1997, executed by such Guarantors for the benefit of the Lender (the "Guarantys") shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this First Amendment or any of the instruments or documents referred to herein by the parties hereto, except as specifically set forth herein or therein, (ii) each Guaranty is hereby renewed, extended, ratified, confirmed and carried forward in all respects, (iii) each Guaranty is and shall remain in full force and effect and is and shall remain enforceable against each Guarantor in accordance with its terms and (iv) each Guaranty shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby.


                              /s/ Prentis B. Tomlinson, Jr.
                              -------------------------------------------------
                              PRENTIS B. TOMLINSON, JR.


                              BENZ ENERGY LTD.


                              By: /s/ Prentis B. Tomlinson, Jr.
                                 ----------------------------------------------
                                 Name: Prentis B. Tomlinson, Jr.
                                      -----------------------------------------
                                 Title: Chairman
                                       ----------------------------------------


                              /s/ Prentis B. Tomlinson, Jr.
                              -------------------------------------------------
                              PRENTIS B. TOMLINSON, JR., Trustee of and on
                              behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor and Prentis B. Tomlinson, Jr., as Trustee


                              /s/ Heather M. Tomlinson
                              -------------------------------------------------
                              HEATHER M. TOMLINSON, Trustee of and on behalf of The Starbucks Trust created by Trust Agreement dated January 17, 1996, executed by Karen Rae Halver, as Grantor and Heather M. Tomlinson, as Trustee

                                 EXHIBIT A

                        P R O M I S S O R Y   N O T E

$10,000,000.00                                                 October ___, 1997

    FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, TEXSTAR PETROLEUM, INC., a Texas corporation ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK ONE, TEXAS, N.A., a national banking association ("Lender"), in Houston, Harris County, Texas, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Promissory Note (this "Note"), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the advanced and unpaid principal amount from date until maturity at a rate equal to the Base Rate (hereinafter defined) plus two percent (2%) per annum ("Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be increased to a level greater than the Stated Rate, then, in either case, interest hereon shall thereafter accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest accrued through the term of this Note equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate.

    This Note is payable as follows:

        1. Accrued and unpaid interest shall be due and payable on the first day of each month, commencing November 1, 1997.

        2. All accrued and unpaid interest and unpaid principal shall be due and payable on November 30, 1998.

All payments under this Note shall be applied first against the accrued and unpaid interest hereon and the remainder against the principal balance hereof.

    This Note is subject to mandatory prepayments, as set forth in the Loan Agreement (hereinafter defined). In addition, Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

    Any check, draft, money order or other instrument given in payment of all or any part hereof may be accepted by Lender and handled in collection in a customary manner, but same shall not constitute payment hereof or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender.

    It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

    In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest hereunder shall accrue at the Maximum Rate.

    Borrower hereby agrees to pay all expenses, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, incurred by Lender if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

    Interest charges will be calculated on amounts advanced hereunder on the actual number of days the amounts are outstanding on the basis of a 365-day or 366-day year, as is applicable.

    It is expressly stipulated and agreed to be the intent of Borrower and Lender to comply with applicable Texas law governing the maximum non-usurious rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest at a rate in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be judicially interpreted to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, or if the acceleration of the maturity of this Note or any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then in any such event, it is the express intent of Borrower and Lender that (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person primarily liable on this Note, nor their respective heirs, legal representatives, successors or assigns, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the maximum amount of interest permitted to be charged or collected hereunder, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the proceeds of this Note shall be amortized, prorated, allocated and spread throughout the full term of this Note so that the rate or amount of interest on account of this Note is uniform throughout the term hereof and does not exceed the applicable usury ceiling.

    Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable weekly ceiling referred to in the Texas Finance Code, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

    Borrower and each other person who is a maker, surety, guarantor or endorser of this Note hereby waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of the acceleration of the maturity hereof and protest, and agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended, from time to time, without notice and without releasing any of the foregoing. As additional security for all amounts owed by Borrower to Lender, Borrower hereby grants to Lender a lien and security interest on (and the express right of setoff against) any of Borrower's funds which may from time to time be deposited with or in the possession of Lender.

    As used in this Note, the term "Base Rate" shall mean at any time the variable rate of interest then most recently announced publicly by Lender (or any successor to all or substantially all of its assets) as its base rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that base rate of interest are announced.

    The principal of this Note represents funds which Lender may advance to Borrower, pursuant to and subject to the Loan Agreement, from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Chapter 346 of the Texas Finance Code, as the same may be amended, shall not apply to this Note or to any of the Security Documents.

    Borrower has acquired various oil and gas properties which are described in one or more of the Security Documents (hereinafter defined). The acquisition of such oil and gas properties was made subject to certain indebtedness of Texstar Petroleum, L.L.C. ("Texstar L.L.C.") to Lender, including, without limitation, the indebtedness pursuant to that certain $750,000.00 Promissory Note dated July 3, 1996, executed by Texstar L.L.C. and payable to the order of Lender. A portion of the principal of this Note represents funds which will be used to repay the indebtedness of Texstar L.L.C. secured by the existing liens on such oil and gas properties of Borrower, including the indebtedness pursuant to the above-described $750,000.00 Promissory Note, and the liens securing the payment of such note, which burden the interests acquired by Borrower, are not released, but are hereby ratified and hereby carried forward to secure this Note.

    This Note is the Revolving Note referred to in, subject to, and is entitled to the benefits of and security afforded by the following documents (the "Security Documents"):

        (a) that certain letter loan agreement dated July 17, 1997 between Borrower and Lender, as amended by that certain First Amendment to Letter Loan Agreement of even date herewith between Borrower and Lender (said letter loan agreement, as amended and as it may be further amended, modified or supplemented from time to time, is referred to herein as the "Loan Agreement");

        (b) those certain Second Lien Mortgages, Deeds of Trust, Assignments of Production, Security Agreements and Financing Statements of even date herewith, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Jefferson Davis and _____________ Counties, Mississippi;

        (c) those certain Mortgages, Deeds of Trust, Assignments of Production, Security Agreements and Financing Statements dated July 17, 1997, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Jefferson Davis and Jones Counties, Mississippi;

        (d) those certain Mortgages, Collateral Assignments, Security Agreements and Financing Statements dated July 17, 1997, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Ascension and Iberville Parishes, Louisiana;

        (e) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated September 14, 1995, executed for the benefit of Lender by Prentis B. Tomlinson, Jr. (the "Trustee"), Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee, covering certain oil and gas properties in Iberville Parish, Louisiana, and filed for record under Mortgage Book 290, Entry 315 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Prentis B. Tomlinson, Jr. ("Tomlinson") and Lender, filed for record under Mortgage Book 296, Entry 168 of the Mortgage Records of Iberville Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 17, 1997 among the Trustee, Texstar L.L.C., Borrower and Lender;

        (f) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 3, 1996, executed by Texstar, L.L.C. for the benefit of Lender, covering certain oil and gas properties in Iberville Parish, Louisiana and filed for record under Mortgage Book 296, Entry 169 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 24, 1996 among Texstar L.L.C., Tomlinson and Lender, filed for record under Mortgage Book 297, Entry 102 of the Mortgage Records of Iberville Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C., Tomlinson and Lender, filed for record under Mortgage Book 297, Entry 103 of the Mortgage Records of Iberville Parish, Louisiana, and that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 17, 1997 among Texstar L.L.C., Borrower and Lender;

        (g) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated

    September 14, 1995, executed by the Trustee for the benefit of Lender, covering certain oil and gas properties in Ascension Parish, Louisiana, and filed for record under Clerk's File No. 363153 of the Real Property Records of Ascension Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Tomlinson and Lender, filed for record under Clerk's File No. 375873 of the Real Property Records of Ascension Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C., Tomlinson and Lender, filed for record under Clerk's File No. 377497 of the Real Property Records of Ascension Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 17, 1997 among the Trustee, Texstar L.L.C., Borrower and Lender;

        (h) that certain Guaranty Agreement dated July 17, 1997, executed by Benz Energy Ltd. for the benefit of Lender;

        (i) that certain Guaranty Agreement dated July 17, 1997, executed by Tomlinson for the benefit of Lender;

        (j) that certain Guaranty Agreement dated July 17, 1997, for the benefit of Lender, executed by Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee; and

        (k) that certain Guaranty Agreement dated July 17, 1997, executed by Heather M. Tomlinson, as Trustee of and on behalf of The Starbucks Trust, created by Trust Agreement dated January 17, 1996, executed by Karen Rae Halver, as Grantor, and Heather M. Tomlinson, as Trustee, for the benefit of Lender.

This Note is subject to the provisions contained in the Security Documents which, among other things, provide for the acceleration of the maturity hereof upon the occurrence of certain events.

    Borrower represents and warrants that this loan is for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use.

                                     TEXSTAR PETROLEUM, INC.


                                     By:
                                        -----------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------